SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported)
                                February 4, 2004


                         PACKAGING DYNAMICS CORPORATION
         ---------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                    000-49741               32-0009217
        ---------------             -----------------       ---------------
(State or Other Jurisdiction        (Commission              (IRS Employer
     of Incorporation)               File Number)           Identification No.)



3900 West 43rd Street, Chicago, Illinois                         60632
---------------------------------------------------             --------
(Address of Principal Executive Office)                        (Zip Code)


Registrant's telephone number, including area code:  (773) 843-8000

                                       N/A
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 12.  Results of Operations and Financial Condition.

         On February 4, 2004, Packaging Dynamics Corporation issued a press release announcing its results of operations for the fourth quarter and twelve months ended December 31, 2003. A copy of the press release, dated February 4, 2004, is furnished herewith as Exhibit 99.

         In addition to financial results determined in accordance with generally accepted accounting principles ("GAAP"), Packaging Dynamics utilizes non-GAAP financial measures (within the meaning of Regulation G promulgated by the Securities and Exchange Commission) in its fourth quarter 2003 press release. These measures should be considered in addition to results prepared in accordance with GAAP, but are not a substitute for or superior to GAAP results. Non-GAAP financial measures are used because management believes this information provides investors useful information in evaluating the results of the continuing operations and believes that this information provides the users of the financial statements a valuable insight into the operating results given the restructuring of Packaging Dynamics and distribution by Ivex Packaging Corporation of its ownership interest in Packaging Dynamics in July, 2002. The non-GAAP measure of adjusted earnings per share is presented on a consolidated and segment basis and the non-GAAP measure of EBITDA is presented on a consolidated basis to supplement the consolidated financial statements in accordance with GAAP. Specifically, management believes that adjusted earnings per share is useful because it allows investors and management to evaluate and compare Packaging Dynamics's core operating results from ongoing operations from period to period in a more meaningful and consistent manner than relying exclusively on GAAP financial measures insofar as it removes the effect of variances of GAAP-reported results of operations that are not indicative of the shutdown of the Detroit paper mill in the fourth quarter of 2003. Additionally, management believes that EBITDA is of interest to its investors and lenders in relation to its debt covenants, as certain of its debt covenants include EBITDA as a performance measure. Packaging Dynamics defines EBITDA as earnings from operations plus depreciation and amortization. EBITDA does not represent cash flow from operations, as defined by GAAP. Adjusted earnings per share and EBITDA should not be considered substitutes for net income or loss, or as indicators of operating performance or whether cash flows will be sufficient to fund cash needs.

         This information is furnished pursuant to Item 12 of Form 8-K and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, unless specifically incorporated by reference in a document filed under the Securities Act of 1933, as amended, or the Exchange Act. By filing this report on Form 8-K and furnishing this information, Packaging Dynamics makes no admission as to the materiality of any information in this report that is required to be disclosed solely by Item 12.

                                  EXHIBIT INDEX


Exhibit
Number            Description
-----------       --------------

99 Packaging Dynamics Corporation Press Release, dated February 4, 2004.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 PACKAGING DYNAMICS CORPORATION
                                 --------------------------------------------
                                 Registrant



Date: February 5, 2004           By:  /s/ Henry C. Newell
                                      ---------------------------------------
                                      Henry C. Newell
                                      Vice President and Chief Financial Officer